UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

--------------------------------------------------------------------------------


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): May 24, 2004


                             Dycom Industries, Inc.
             (Exact name of Registrant as specified in its charter)

                                    Florida
                 (State or other jurisdiction of incorporation)


                 0-5423                                 59-1277135
              (Commission                            (I.R.S. Employer
              File Number)                          Identification No.)


4440 PGA Boulevard, Suite 500, Palm Beach Gardens, Florida              33410
     (Address of principal executive offices)                         (Zip Code)


                                 (561) 627-7171
              (Registrant's telephone number, including area code)


                             Exhibit Index on Page 4

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

         Exhibit No.        Description
         -----------        -----------
         12.1               Press release of Dycom Industries, Inc. issued on
                            May 24, 2004.

         12.2 Transcript of Dycom Industries, Inc. conference call to review the company's results and address its outlook, which took place on May 25, 2004.


Item 12. Results of Operations and Financial Condition

         On May 24, 2004, Dycom Industries, Inc. ("Dycom") issued a press release with respect to its conference call to be held on May 25, 2004. The press release is attached hereto as Exhibit 12.1 and is incorporated in its entirety by reference herein.

         On May 25, 2004, Dycom held a tele-conference call to review its results and to address its outlook.

         In calculating days sales outstanding ("DSO") for the quarter ended January 24, 2004 (second quarter), Dycom has excluded amounts related to UtiliQuest Holdings Corp. ("UtiliQuest") and First South Utility Construction, Inc. ("First South"). Dycom believes that the presentation of DSO for the quarter ended January 24, 2004, excluding the revenues and receivables attributable to UtiliQuest and First South, provides more useful information to investors. The consolidated receivable balance at January 24, 2004, includes receivables of UtiliQuest and First South, some of which were generated from operations that took place prior to their respective acquisitions. However, Dycom's consolidated revenues for the quarter include UtiliQuest and First South only from the date of their respective acquisitions. Therefore, Dycom believes that calculations of DSO for the quarter excluding the receivables and revenues attributable to UtiliQuest and First South provides a better indication of performance for the quarter ended January 24, 2004.

         In addition to presenting net income and earnings per share, Dycom has presented net income and earnings per share excluding, for the nine months ended April 24, 2004, the adjustment for gain on sale of long term accounts receivable, and excluding, for the three months and nine months ended April 24, 2004, a charge related to a reserve recorded in connection with an ongoing employment tax audit. Dycom believes that the information presented, excluding these items, provide a better basis for evaluating the performance of the business.

         For the quarter ended April 24, 2004, specialty contracting services related to the telecommunications industry, underground utility locating and electrical and other construction and maintenance to electric utilities and others contributed approximately 74%, 23% and 3%, respectively, to Dycom's total contract revenues.

         The information in this Current Report on Form 8-K, including the exhibits, shall not be deemed "filed" for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, and shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.



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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                DYCOM INDUSTRIES, INC.


Date: May 28, 2004                              By:   /s/ Richard Dunn
                                                ---------------------------
                                                Name:  Richard Dunn
                                                Title: Senior Vice President and
                                                Chief Financial Officer




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


EXHIBIT INDEX


Exhibit No.    Description
-----------    ------------

12.1           Press release of Dycom Industries, Inc. issued on May 24, 2004.

12.2 Transcript of Dycom Industries, Inc. conference call to review the company's results and address its outlook, which took place on May 25, 2004.





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